Exhibit 99.1

Fresh Tracks Therapeutics Announces Plan to Hold New Special Meeting of Stockholders on February 15th

New record date expected to be January 11, 2024
Company intends to seek judicial dissolution if the liquidation and dissolution is not approved by Fresh Tracks’ stockholders at new special meeting, which would reduce the amount of cash distributable to stockholders
BOULDER, CO – December 27, 2023 – Fresh Tracks Therapeutics, Inc. (Nasdaq: FRTX) (“Fresh Tracks” or the “Company”) announced today plans to hold a new special meeting of stockholders on February 15, 2024 (the “Special Meeting”) to seek stockholder approval of the liquidation and dissolution of the Company (the “Dissolution”) and the plan of liquidation and dissolution (the “Plan of Dissolution”). As of today’s reconvened special meeting of stockholders of the Company, stockholders representing approximately 46.91% of the shares of Fresh Tracks’ common stock outstanding and entitled to vote had submitted proxies or votes in favor of a proposal to authorize the Company and the Board of Directors to liquidate and dissolve the Company in accordance with the Plan of Dissolution, which was not sufficient to approve the proposal.
“After conducting an aggressive stockholder outreach strategy over four different special meeting dates, we have concluded that Fresh Tracks is unlikely to secure enough stockholder participation to approve the Dissolution and Plan of Dissolution at the current special meeting because of how many shares of common stock have traded since the record date,” said Albert N. Marchio, II, Chief Executive Officer and Chief Financial Officer of the Company. “As a result, the Board of Directors of Fresh Tracks has decided to hold a new Special Meeting on February 15, 2024 for all stockholders of record as of January 11, 2024. We will provide additional information regarding the planned Special Meeting over the coming weeks.”
The Company intends to seek judicial dissolution if the liquidation and dissolution is not approved by Fresh Tracks’ stockholders at the Special Meeting, which would reduce the amount of cash distributable to stockholders.
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
This press release is for informational purposes only. It is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of the Company. In connection with the proposed Dissolution and the Plan of Dissolution, the Company intends to file a proxy statement and other relevant materials with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FRESH TRACKS, THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS. Stockholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of Fresh Track’s website at www.frtx.com.

Participants in the Solicitation
Fresh Tracks and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed Dissolution, the Plan of Dissolution and related matters, and any other matters to be voted on at the Special Meeting. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation will be included in the proxy statement (when available). Additional information regarding such directors and executive officers, and other important Company information, are included in Fresh Track’s Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Fresh Track’s stockholders in connection with the proposed Dissolution, the Plan of Dissolution and related matters will be set forth in the proxy statement (when available). These documents will be available free of charge as described in the preceding section.
For more information, visit https://www.frtx.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this press release relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Fresh Tracks’ proposed Dissolution pursuant to its Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the timing and outcome of the Special Meeting to approve the Dissolution and the Plan of Dissolution, the Company’s intent to seek judicial dissolution and the results of such action, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “might,” “show,” “hold,” “approve,” “secure,” “trade,” “adjourn,” “solicit,” “continue,” “conduct,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “will,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “develop,” “promise,” “provide,” “first-in-class,” “coming,” “unlikely,” “opportunity,” “disrupt,” “reduce,” “suggest,” and similar expressions and their variants, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Fresh Tracks assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the Dissolution being different than estimated; the ability of the Fresh Tracks board of directors to abandon, modify or delay implementation of the Dissolution, even after stockholder approval; failure of the Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment. Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the SEC, which are available at https://www.sec.gov (or at https://www.frtx.com). The forward-looking statements represent the estimates of Fresh Tracks as of the date hereof only. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.

Fresh Tracks Therapeutics, Inc.
Investor Contact:
Dan Ferry
LifeSci Advisors
(617) 430-7576
daniel@lifesciadvisors.com